UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act File Number 811-179

Name of registrant as specified in charter: Central Securities Corporation

Address of principal executive offices:
630 Fifth Avenue
Suite 820
New York, New York 10111

Name and address of agent for service:
Central Securities Corporation, Wilmot H. Kidd, President
630 Fifth Avenue
Suite 820
New York, New York 10111

Registrant's telephone number, including area code: 212-698-2020

Date of fiscal year end: December 31, 2006

Date of reporting period: December 31, 2006

Item 1. Reports to Stockholders.

================================================================================

                         CENTRAL SECURITIES CORPORATION

                                   ----------

                          SEVENTY-EIGHTH ANNUAL REPORT

                                      2006

================================================================================

                               SIGNS OF THE TIMES

      "For decades, the trade deficit has been a political and journalistic lightning rod, inspiring countless predictions of America's imminent economic collapse. The reality is different. Our imports grow with our economy and population while our exports grow with foreign economies, especially those of industrialized countries. Though widely criticized as an imbalance, the trade deficit and related capital inflow reflect U.S. growth, not weakness -- they link the younger, faster-growing U.S. with aging, slower-growing economies abroad.

      "Since the 2001 recession, the U.S. economy has created 9.3 million new jobs, compared with 360,000 in Japan and 1.1 million in the euro zone excluding Spain. This despite our trade deficit and their trade surpluses. Like the U.S., Spain (3.6 million new jobs) and the U.K. (1.3 million new jobs) ran trade deficits and created jobs rapidly in this five-year period. Wages are rising solidly in these three. The economics is clear (for once) that a liberal trading environment allows more jobs with higher wages as people specialize." (David Malpass, The Wall Street Journal, December 21, 2006)

                                   ----------

      "Trade measurements do a much better job of capturing the flow of physical products, which can be precisely measured by shipping manifests, than that of services, America's strong suit. Much of the latter involve the dark matter of intellectual property, such as consulting, training and financial- management services that often move electronically and are uninvoiced.

      "The sale in the U.S. of a $700 Dell computer might generate a negative trade balance of $450, representing the purchase from Asian companies of various components shipped for assembly in the U.S. Yet that same transaction might generate only a $30 profit for the Asian vendors working on slender margins, while the American companies -- Dell for its mark-up, Microsoft for its software and Intel for its microprocessor -- might realize a profit of about $250. The U.S. comes out a big winner, even though, through the prism of the trade balance, it appears to be sucking wind." (Jonathan R. Laing, Barron's, December 23, 2006)

                                   ----------

      "Today, the U.S. stands out as the only leading industrial power -- over time India could prove the other -- with a surging population. Due to immigration and higher birth rates, the U.S. population is now growing two to three times faster than South Korea's and Britain's, and also far faster than China's. Our other major competitors, such as Russia, Japan and Germany, are either demographically stagnant or are already about to start losing population.

      "These demographic changes are remarkable. At the height of the Cold War, the former Soviet Union was more populous than the U.S. In 2050 the remnant of that empire, the Russian Republic, will have barely one-third to one-fourth the population of the U.S." (Joel Kotkin, The Wall Street Journal, October 17, 2006)

                                   ----------

      "Because of its deeply rooted culture of immigration, the U.S. has a huge advantage in such a world. If we are smart, we can still cream off the most first-round intellectual draft choices from around the world -- more than any other country -- and bring that talent to our shores to start companies and work in others.

      "We have gone from the Iron Age to the Industrial Age to the Information Age to the Talent Age, and countries that make it easy to draw in human talent will have a distinct advantage today.

      "Anybody out there try to become a Swiss citizen lately? It's not so easy -- and it's also not an accident that Switzerland's most famous product is the cuckoo clock." (Thomas L. Friedman, The New York Times, April 5, 2006)


                                     [ 2 ]

                               SIGNS OF THE TIMES

      "In 1930 we found 10 billion  new  barrels of oil in the world and we used
1.5 billion. We reached a peak in 1964 when we found 48 billion barrels and used approximately 12 billion. In 1988, we found 23 billion barrels and used 23 billion barrels. That was the crossover when we started finding less than we were using. In 2005, we found about 5 billion to 6 billion and we used 30 billion. These numbers are just overwhelming." (Charles Maxwell, Barron's, October 16, 2006)

                                   ----------

      "Art prices in the U.S. rose this year by an average of 27 percent -- the steepest ever, according to Artprice.com, which tracks global auction prices. Depending on which index you consult, overall prices are either close to or above the level they reached during the peak of the last art boom in 1990. 'It certainly feels like a bubble to me,' says one long-standing collector.

      "Michael Moses, an associate professor at New York University's Stern School of Business, is more sanguine. 'The last five years, prices have been growing faster than they have in the past 25 years. We are growing at a rate that may not be sustainable if you believe in mean reversion. However, prices are not growing as fast as they were during 1985-90, the peak of the last market boom, and that indicates that we are not at the bubble yet'." (Deborah Brewster and Peter Aspden, Financial Times, December 29, 2006)

                                   ----------

      "From 2001 to 2006, the number of federal regulatory personnel has risen by one-third; regulatory budgets are up by 52% after inflation; and the Federal Register -- which prints all that regulatory verbiage -- has climbed by more than 10,000 pages." (Tale of the Red Tape, The Wall Street Journal, May 11,
2006)

                                              Total Pages in the     Number of
                                               Federal Register     Regulators
                                              ------------------    ----------
1970.......................................          20,036            90,000
1980.......................................          87,012           146,000
1990.......................................          53,620           152,000
2000.......................................          67,702           175,000
2006.......................................          78,000           241,000

                                   ----------

      "In 1962, G.M. had four hundred and sixty-four thousand U.S. employees and was paying benefits to forty thousand retirees and their spouses, for a dependency ratio of one pensioner to 11.6 employees. Last year, it had a hundred and forty-one thousand workers and paid benefits to four hundred and fifty-three thousand retirees, for a dependency ratio of 3.2 to 1." (Malcolm Gladwell, The New Yorker, August 28, 2006)

                                   ----------

      "Recently, we've read on the pages of The Wall Street Journal that we've reached the end of the personal computer era and that the open, broad industry approach that has enabled today's rich computing experiences doesn't apply to the world of digital devices.

      "The reality is a little different. The truth is that the model which has fueled the incredible popularity and affordability of the PC will continue to drive innovation and choice in the burgeoning area of personal devices such as cell phones, digital players and mobile PCs. As such, the PC is becoming more important and popular as a key enabler for these new digital scenarios in every corner of the world, from Indianapolis to Istanbul. If anything, it is, to paraphrase Churchill, perhaps the end of the beginning; the end of the first phase in the life of a young and evolving technology that is just now becoming as ubiquitous as the TV or the automobile." (Bill Gates and Paul Otellini, The Wall Street Journal, May 15, 2006)


                                     [ 3 ]

                         CENTRAL SECURITIES CORPORATION

      (Organized on October 1, 1929 as an investment company, registered as such with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940.)

                            TEN YEAR HISTORICAL DATA

                                                       Per Share of Common Stock
                                            -------------------------------------------------
              Total          Convertible     Net           Net                                  Net realized    Unrealized
               net           Preference     asset       investment      Divi-       Distribu-    investment    appreciation
    Year      assets          Stock(A)      value       income(B)      dends(C)      tions(C)        gain     of investments
    ----      ------         -----------    -----       ----------     --------     ---------   ------------  --------------
    1996   $356,685,785      $9,102,050     $25.64                                                             $214,721,981
    1997    434,423,053       9,040,850      29.97         $.24          $.34          $2.08     $30,133,125    273,760,444
    1998    476,463,575       8,986,125      31.43          .29           .29           1.65      22,908,091    301,750,135
    1999    590,655,679              --      35.05          .26           .26           2.34      43,205,449    394,282,360
    2000    596,289,086              --      32.94          .32           .32           4.03      65,921,671    363,263,634
    2001    539,839,060              --      28.54          .18           .22           1.58*     13,662,612    304,887,640
    2002    361,942,568              --      18.72          .14           .14           1.11      22,869,274    119,501,484
    2003    478,959,218              --      24.32          .09           .11           1.29      24,761,313    229,388,141
    2004    529,468,675              --      26.44          .11           .11           1.21      25,103,157    271,710,179
    2005    573,979,905              --      27.65          .28           .28           1.72      31,669,417    302,381,671
    2006    617,167,026              --      30.05          .36           .58           1.64      36,468,013    351,924,627


----------
A-    At liquidation preference.

B- Excluding gains or losses realized on sale of investments and the dividend requirement on the Convertible Preference Stock which was redeemed August 1, 1999.

C- Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes. Dividends are from undistributed net investment income. Distributions are from long-term investment gains.

*     Includes a non-taxable return of capital of $.55.

      The Common Stock is listed on the American Stock Exchange under the symbol CET. On December 29, 2006 (the last trading day of the year) the market quotations were: $26.64 low, $26.85 high and $26.65 last sale.

      Central's results to December 29, 2006 versus the S&P 500:

                                          Central's     Central's     Standard &
Average Annual Total Return              NAV Return   Market Return   Poor's 500
---------------------------              ----------   -------------   ----------
One Year..............................      18.6%         21.3%         15.8%
Five Year.............................       8.9%          8.8%          6.2%
Ten Year..............................      11.2%         10.2%          8.4%
Fifteen Year..........................      16.1%         17.1%         10.6%
Twenty Year...........................      14.4%         14.3%         11.8%


                                     [ 4 ]

To the Stockholders of

      CENTRAL SECURITIES CORPORATION:

      Financial   statements  for  the  year  2006,  as  reported  upon  by  our independent registered public accounting firm, and other pertinent information are submitted herewith.

      Comparative net assets are as follows:

                                                     December 31,  December 31,
                                                         2006         2005
                                                     ------------  ------------
Net assets.......................................... $617,167,026  $573,979,905

Net assets per share of Common Stock................        30.05         27.65

    Shares of Common Stock outstanding..............   20,538,195    20,762,159

    Comparative operating results are as follows:

                                                       Year 2006    Year 2005
                                                       ---------    ---------
Net investment income............................... $  7,269,692  $  5,684,776

    Per share of Common Stock.......................          .36*          .28*

Net realized gain on sale of investments............   36,468,013    31,669,417

Increase in net unrealized appreciation
  of investments....................................   49,542,956    30,671,492

Increase in net assets resulting from operations....   93,280,661    68,025,685

----------
*     Per-share   data  are  based  on  the  average  number  of  Common  shares outstanding during the year.

      The Corporation made two distributions to holders of Common Stock in 2006, a cash dividend of $.20 per share paid on June 23 and an optional distribution of $2.02 per share in cash, or one share of Common Stock for each 12 shares held, paid on December 27. For Federal income tax purposes, of the $2.22 paid in 2006, $.58 represents ordinary income and $1.64 represents long-term capital gains. Separate tax notices have been mailed to stockholders. With respect to state and local taxes, the character of distributions may vary. Stockholders should consult with their tax advisors on this matter.

      In the optional distribution paid in December, the holders of 54% of the outstanding shares of Common Stock elected stock, and they received 884,685 Common shares.

      During 2006 the Corporation repurchased 1,108,649 shares of its Common Stock at an average price per share of $25.07. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders. Purchases may be made on the American Stock Exchange or in private transactions directly with stockholders.


                                     [ 5 ]

      Equity markets surprised most observers last year with stronger than expected results. As measured by the S&P 500 and Russell 2000, market values increased by 15.8% and 18.4%, respectively. The biggest contributors to Central's 18.6% increase were Plymouth Rock, Convergys, Kerr-McGee, TransMontaigne, Bank of New York, and Sonus Networks. Intel, McMoRan and Capital One were the largest detractors. We were slightly more active last year as measured by turnover which increased to 18%. Some of the activity was involuntary, however, as Kerr-McGee and TransMontaigne were sold in conjunction with mergers. Nine new investments were added and nine sold, and we ended the year with thirty-nine holdings. The ten largest, shown on page eight, accounted for 63% of Central's net assets.

      Plymouth Rock, our largest holding, appears to have had another excellent year. Since this letter precedes its annual report, audited results for 2006 are not yet available. The Plymouth Rock annual report will be available on the company's website at www.prac.com in early April. Net income for calendar 2006 should approximate $50 million. This amount includes a release of excess reserves from prior years and CEO James M. Stone cautions that, for this reason, an increase in net income will be difficult to achieve in 2007. Market conditions for automobile insurance continue to be very competitive and the regulatory changes in Massachusetts we referred to last year are still pending, so there is a fair amount of uncertainty about the coming year. On the other hand, the company's information technology project, Matrix, is well into its implementation phase and completion is expected this year. Hal Belodoff, the company's COO, and his team have done an excellent job of keeping this very important project close to original budget and schedule.

      Looking at Plymouth Rock in a broader perspective, for the past two years top management has concentrated on investment in infrastructure, the development of management talent and the integration of the High Point acquisition. As a result, the company is in a stronger position to grow shareholder value than at any time in its history.

      Plymouth Rock is not publicly traded and its value is determined by Central's Board of Directors based primarily on an independent appraisal obtained by Plymouth  Rock.  In  addition,  we  consider  management,  corporate governance, the company and industry outlooks, industry statistics, marketability and other factors including any recent private transactions.

      The only significant changes among our large investments were substantial additions to our holdings of Agilent and Bank of New York. The latter, in December, announced its intention to merge with Mellon Bank. Initially, it appears that the combination will be one of the leaders in the businesses of securities servicing and asset management, with increased economies of scale and opportunities for growth.

      As noted above, markets were surprisingly favorable last year and investors seem to have an abundance of confidence. One observer noted, with a twist on President Roosevelt's observation, that, with respect to the stock market, "the main thing we have to fear is lack of fear itself". For the past two years we have commented about the proliferation of new private equity partnerships. We see this trend as a reflection of the significant amount of liquid capital seeking gainful employment. These partnerships, contributing as they have to record merger and acquisition activity, evoke memories of the conglomerate era of the 1960's, when companies like Litton Industries, ITT and Teledyne were buying companies at a rapid pace and promising investors that the acquired companies would be more professionally managed as a result. It is not clear how far the trend will go this time, but it has already had an effect on expectations and prices. Investors, perhaps sensing an increasing possibility of corporate takeovers have bid up the prices of small and medium size


                                     [ 6 ]
companies in relation to large ones and equity markets seem to be offering less opportunity for the risks assumed. We think our practice of concentrating on a limited number of companies we know in depth, a practice which has served us well in the past, is a sensible course to follow in this market climate as well.

      Our investment approach continues to be based on the long-term view. We try to make investments at a reasonable price based on a three to five year outlook. Many investors are forced to have a shorter time horizon, and we believe that our ability to take a long-term view has been an advantage for Central stockholders. It is also important, in our view, to consider the alignment of management's interests with those of stockholders when making investments.

      Our long-standing practice has been to keep about one half of our assets invested in a small number of companies, with the remainder in a more diversified portfolio. We believe the risk associated with this approach can be reduced through in-depth knowledge of the companies in which we invest. Ideally, we want to hold growing, profitable companies for an extended period of time. Significant growth for any one company will not last indefinitely, however, and over time the composition of Central's assets will change as long-term holdings are reduced or sold and the proceeds redeployed.

      It is our goal to provide shareholders with investment results that will be judged as superior over the long-term. We continue to believe that under reasonably favorable economic conditions our investment approach will provide satisfactory results.

      Shareholder inquiries are welcome.

                                                  CENTRAL SECURITIES CORPORATION

                                                     WILMOT H. KIDD, President

630 Fifth Avenue
New York, NY 10111
January 24, 2007


                                     [ 7 ]

                             TEN LARGEST INVESTMENTS

                                December 31, 2006
                                   (unaudited)

                                                                                                        Percent of     Year First
                                                                          Cost           Value          Net Assets       Acquired
                                                                          ----           -----          ----------     ----------
                                                                                                 (millions)
The Plymouth Rock Company, Inc. ............................             $ 2.2           $133.0             21.6%           1982
Convergys Corporation ......................................              24.1             36.9              6.0            1998
The Bank of New York Company, Inc. .........................              15.5             34.4              5.6            1993
Brady Corporation ..........................................               3.5             33.9              5.5            1984
Agilent Technologies, Inc. .................................              22.5             32.8              5.3            2005
Murphy Oil Corporation .....................................               3.7             30.5              4.9            1974
Capital One Financial Corporation ..........................               2.2             23.0              3.7            1994
The TriZetto Group, Inc. ...................................               7.2             21.1              3.4            2002
Roper Industries, Inc. .....................................               9.0             20.6              3.3            2003
Intel Corporation ..........................................               0.4             19.8              3.2            1986

                           PRINCIPAL PORTFOLIO CHANGES

                         October 1 to December 31, 2006
                   (Common Stock unless specified otherwise)
                                  (unaudited)

                                                                      Number of Shares
                                                         --------------------------------------------
                                                                                          Held
                                                         Purchased         Sold     December 31, 2006
                                                         ---------         ----     -----------------
Berry Petroleum Company.............................      200,000                         200,000
GeoMet, Inc.........................................      100,000                         370,000
Motorola, Inc.......................................      150,000                         350,000
Neoware, Inc........................................      500,000                       1,500,000
PolyOne Corporation.................................                      484,000         125,000
Verigy Ltd..........................................      115,382(a)                      115,382

----------
(a)   Received in a distribution from Agilent Technologies, Inc.


                                     [ 8 ]

                         DIVERSIFICATION OF INVESTMENTS

                                December 31, 2006
                                   (unaudited)

                                                                                      Percent of
                                                                                      Net Assets
                                                                                      December 31
                                                                                     ------------
                                           Issues       Cost            Value        2006    2005
                                           ------       ----            -----        ----    ----
Common Stocks:
   Insurance.............................    3      $ 3,633,747     $134,738,660     21.8%   19.0%
   Electronics...........................    9       50,219,443      103,464,220     16.8    17.3
   Manufacturing.........................    4       36,086,657       86,291,200     14.0    11.5
   Energy................................    7       42,155,582       76,990,382     12.5    15.8
   Business Services.....................    4       50,396,349       67,150,196     10.9     5.9
   Banking and Finance...................    2       17,620,470       57,494,750      9.3     7.3
   Information Technology Services.......    2       25,880,449       40,940,500      6.6     6.0
   Chemicals.............................    3        5,331,118       12,595,500      2.0     3.3
   Other.................................    5       11,768,818       15,351,852      2.5     5.4

Short-Term Investments...................    2       21,473,056       21,473,056      3.5     8.4

                              FINANCIAL HIGHLIGHTS

                                                  2006       2005       2004       2003       2002
                                                  ----       ----       ----       ----       ----
Per Share Operating Performance:
Net asset value, beginning of year..........   $  27.65   $  26.44   $  24.32   $  18.72   $  28.54
Net investment income*......................        .36        .28        .11        .09        .14
Net realized and unrealized gain (loss)
  on securities*............................       4.26       2.93       3.33       6.91      (8.71)
                                               --------   --------   --------   --------   --------
      Total from investment operations......       4.62       3.21       3.44       7.00      (8.57)
Less:
Dividends from net investment income........        .36        .28        .11        .11        .14
Distributions from capital gains............       1.86       1.72       1.21       1.29       1.11
                                               --------   --------   --------   --------   --------
      Total distributions...................       2.22       2.00       1.32       1.40       1.25
                                               --------   --------   --------   --------   --------
Net asset value, end of year................   $  30.05   $  27.65   $  26.44   $  24.32   $  18.72
                                               ========   ========   ========   ========   ========
Per share market value, end of year.........   $  26.65   $  23.80   $  22.85   $  20.89   $  16.28
Total return based on market(%).............      21.31      14.04      16.16      36.22     (31.23)
Total return based on NAV(%)................      18.55      13.75      15.40      39.32     (29.43)
Ratios/Supplemental Data:
Net assets, end of year(000)................   $617,167   $573,980   $529,469   $478,959   $361,943
Ratio of expenses to average net assets(%)..        .53        .54        .55        .56        .50
Ratio of net investment income to average
  net assets(%).............................       1.23       1.02        .41        .42        .57
Portfolio turnover rate(%)..................      17.55      15.83      16.72      12.90      19.50

----------
*     Based on the average number of shares outstanding during the year.

                 See accompanying notes to financial statements.


                                     [ 9 ]

                            STATEMENT OF INVESTMENTS

                                December 31, 2006

                           PORTFOLIO SECURITIES 96.4%
                   STOCKS (COMMON UNLESS SPECIFIED OTHERWISE)

   Prin. Amt.
   or Shares                                                           Value
   ----------                                                          -----

               Banking and Finance 9.3%
     875,000     The Bank of New York Company, Inc. .............   $ 34,448,750
     300,000     Capital One Financial Corporation ..............     23,046,000
                                                                    ------------
                                                                      57,494,750
                                                                    ------------

               Business Services 10.9%
     400,200     Ceridian Corporation (a) .......................     11,197,596
   1,550,000     Convergys Corporation (a) ......................     36,859,000
     400,000     Hewitt Associates, Inc. Class A (a) ............     10,300,000
     320,000     IMS Health Inc. ................................      8,793,600
                                                                    ------------
                                                                      67,150,196
                                                                    ------------

               Chemicals 2.0%
     100,000     The Dow Chemical Company .......................      3,990,000
     125,000     PolyOne Corporation (a) ........................        937,500
     150,000     Rohm and Haas Company ..........................      7,668,000
                                                                    ------------
                                                                      12,595,500
                                                                    ------------

               Communications 1.2%
   1,005,000     Arbinet-thexchange Inc. (a) ....................      5,517,450
     400,000     Cincinnati Bell Inc. (a) .......................      1,828,000
                                                                    ------------
                                                                       7,345,450
                                                                    ------------

               Electronics 16.8%
     942,400     Agilent Technologies, Inc. (a) .................     32,842,640
     430,000     Analog Devices, Inc. ...........................     14,134,100
     120,000     Cirrus Logic, Inc. (a) .........................        825,600
     255,000     Cypress Semiconductor Corporation (a) ..........      4,301,850
     980,000     Intel Corporation ..............................     19,845,000
     350,000     Motorola, Inc. .................................      7,196,000
   1,800,000     Solectron Corporation (a) ......................      5,796,000
   2,500,000     Sonus Networks, Inc. (a) .......................     16,475,000
     115,382     Verigy Ltd. (a) ................................      2,048,030
                                                                    ------------
                                                                     103,464,220
                                                                    ------------

               Energy 12.5%
     100,000     Arch Coal, Inc. ................................      3,003,000
     200,000     Berry Petroleum Company Class A ................      6,202,000
     234,328     Chevron Corporation ............................     17,230,138
     370,000     GeoMet, Inc. (a) ...............................      3,848,000
     520,200     McMoRan Exploration Co. (a) ....................      7,397,244
     600,000     Murphy Oil Corporation .........................     30,510,000
     160,000     Nexen Inc. .....................................      8,800,000
                                                                    ------------
                                                                      76,990,382
                                                                    ------------


                                     [ 10 ]

   Prin. Amt.
   or Shares                                                           Value
   ----------                                                          -----
               Health Care 1.1%
     120,000     Abbott Laboratories ............................   $  5,845,200
     134,900     Vical Inc. (a) .................................        867,407
                                                                    ------------
                                                                       6,712,607
                                                                    ------------

               Information Technology Services 6.6%
   1,500,000     Neoware, Inc. (a)(b) ...........................     19,815,000
   1,150,000     The TriZetto Group, Inc. (a) ...................     21,125,500
                                                                    ------------
                                                                      40,940,500
                                                                    ------------

               Insurance 21.8%
      10,000     Erie Indemnity Co. Class A .....................        579,800
      70,000     The Plymouth Rock Company, Inc. ................
                 Class A (b)(c) .................................    133,000,000
       2,000     White Mountains Insurance Group ................      1,158,860
                                                                    ------------
                                                                     134,738,660
                                                                    ------------

               Manufacturing 14.0%
     910,000     Brady Corporation Class A ......................     33,924,800
     400,000     Dover Corporation ..............................     19,608,000
     410,000     Roper Industries, Inc. .........................     20,598,400
     400,000     Tyco International Ltd. ........................     12,160,000
                                                                    ------------
                                                                      86,291,200
                                                                    ------------

               Retail Trade 0.2%
      28,751     Aerogroup International, Inc. (a)(c) ...........      1,293,795
                                                                    ------------
                  Total Portfolio Securities
                  (cost $243,092,633)(d) ........................    595,017,260

                           SHORT-TERM INVESTMENTS 3.5%

               Commercial Paper 0.7%
   4,508,000     American Express Credit Corp. 5.0592%
                   due 1/3/07 ...................................      4,506,735

               U.S. Treasury Bills 2.8%
  17,100,000     U.S. Treasury Bill 4.9550% due 3/1/07 ..........     16,966,321
                                                                    ------------
                   Total Short-Term Investments
                   (cost $21,473,056)(d) ........................     21,473,056
                   Total Investments
                     (cost $264,565,689) (99.9%) ................    616,490,316
                   Cash, receivables and other assets
                     less liabilities (0.1%) ....................        676,710
                                                                    ------------

                   Net Assets (100%) ............................   $617,167,026
                                                                    ============

----------
(a)   Non-dividend paying.

(b)   Affiliate as defined in the Investment Company Act of 1940.

(c)   Valued at estimated fair value.

(d)   Aggregate cost for Federal tax purposes is substantially the same.

                 See accompanying notes to financial statements.


                                     [ 11 ]

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2006

ASSETS:
    Investments:
        General portfolio securities at market value
          (cost $222,203,178) (Note 1)..........................    $442,202,260
        Securities of affiliated companies (cost $20,889,455)
          (Notes 1, 5 and 6) ...................................     152,815,000
        Short-term investments (cost $21,473,056)...............      21,473,056      $616,490,316
                                                                    ------------
    Cash, receivables and other assets:
        Cash....................................................          80,343
        Dividends and interest receivable.......................         101,948
        Receivable for securities sold..........................         364,849
        Office equipment and leasehold improvements, net........         385,662
        Other assets............................................          80,066         1,012,868
                                                                    ------------      ------------
            Total Assets........................................                       617,503,184
LIABILITIES:
    Accrued expenses and reserves...............................         336,158
                                                                    ------------
            Total Liabilities...................................                           336,158
                                                                                      ------------
NET ASSETS......................................................                      $617,167,026
                                                                                      ============
NET ASSETS are represented by:
    Common Stock $1 par value: authorized
      30,000,000 shares; issued 20,820,859 (Note 2).............                      $ 20,820,859
    Surplus:
      Paid-in...................................................    $250,426,845
      Undistributed net realized gain on sale
        of investments..........................................         696,848
      Undistributed net investment income.......................         226,873       251,350,566
                                                                    ------------
    Net unrealized appreciation of investments..................                       351,924,627
    Treasury stock, at cost (282,664 shares of Common Stock)
      (Note 2)..................................................                        (6,929,026)
                                                                                      ------------
NET ASSETS......................................................                      $617,167,026
                                                                                      ============
NET ASSET VALUE PER COMMON SHARE
    (20,538,195 shares outstanding).............................                         $30.05
                                                                                         ======

                 See accompanying notes to financial statements.


                                     [ 12 ]

                             STATEMENT OF OPERATIONS
                      For the year ended December 31, 2006

INVESTMENT INCOME
Income:
    Dividends (net of foreign withholding taxes of $4,204).....       $ 8,072,205
    Interest...................................................         2,340,971      $10,413,176
                                                                      -----------
Expenses:
    Administration and operations..............................           889,558
    Investment research........................................           843,814
    Occupancy costs............................................           448,911
    Franchise and miscellaneous taxes..........................           156,844
    Directors' fees............................................           134,250
    Employees' retirement plans................................           127,900
    Insurance..................................................            97,651
    Stationery, supplies, printing and postage.................            93,144
    Listing, software and sundry fees..........................            92,356
    Legal, auditing and tax fees...............................            81,742
    Travel and telephone.......................................            44,471
    Transfer agent and registrar fees and expenses.............            36,403
    Custodian fees.............................................            32,235
    Publications and miscellaneous.............................            64,205        3,143,484
                                                                      -----------      -----------
Net investment income..........................................                          7,269,692

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
Net realized gain from investment transactions.................        36,468,013
Net increase in unrealized appreciation of investments.........        49,542,956
                                                                      -----------
    Net gain on investments....................................                         86,010,969
                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................................                        $93,280,661
                                                                                       ===========

                 See accompanying notes to financial statements.


                                     [ 13 ]

                       STATEMENTS OF CHANGES IN NET ASSETS

                 For the years ended December 31, 2006 and 2005

                                                      2006             2005
                                                      ----             ----
FROM OPERATIONS:
  Net investment income ......................   $   7,269,692    $   5,684,776
  Net realized gain on investments ...........      36,468,013       31,669,417
  Net increase in unrealized appreciation
    of investments ...........................      49,542,956       30,671,492
                                                 -------------    -------------
    Increase in net assets resulting from
      operations .............................      93,280,661       68,025,685
                                                 -------------    -------------

DISTRIBUTIONS TO STOCKHOLDERS FROM:
  Net investment income ......................      (7,185,071)      (5,649,605)
  Net realized gain from investment
    transactions .............................     (36,564,651)     (34,198,713)
                                                 -------------    -------------
    Decrease in net assets from
      distributions ..........................     (43,749,722)     (39,848,318)
                                                 -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS: (Note 2)
  Distribution to stockholders reinvested in
    Common Stock .............................      21,444,764       20,773,125
  Cost of shares of Common Stock repurchased .     (27,788,582)      (4,439,262)
                                                 -------------    -------------
    Increase (Decrease) in net assets from
      capital share transactions .............      (6,343,818)      16,333,863
                                                 -------------    -------------
        Total increase in net assets .........      43,187,121       44,511,230

NET ASSETS:
  Beginning of year ..........................     573,979,905      529,468,675
                                                 -------------    -------------
  End of year (including undistributed
    net investment income of $226,873 and
    $136,692, respectively) ..................   $ 617,167,026    $ 573,979,905
                                                 =============    =============


                 See accompanying notes to financial statements.


                                     [ 14 ]

                             STATEMENT OF CASH FLOWS

                      For the year ended December 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES:
    Net increase in net assets from
      operations............................                      $ 93,280,661
    Adjustments to net increase in net
      assets from operations:
      Purchase of securities................    ($96,203,336)
      Proceeds from securities sold.........     112,397,652
      Net sales of short-term investments...      26,778,948
      Net realized gain from investments....     (36,468,013)
      Increase in unrealized appreciation...     (49,542,956)
      Depreciation and amortization.........          84,077
      Changes in operating assets
        and liabilities:
        Increase in dividends and
          interest receivable...............          (6,573)
        Increase in receivable for
          securities sold...................        (364,849)
        Increase in office equipment and
          leasehold improvements............          (6,116)
        Decrease in other assets............           4,809
        Increase in accrued expenses
          and reserves......................          22,877
        Decrease in payable for
          securities purchased..............        (108,000)
                                                ------------
      Total adjustments.....................                       (43,411,480)
                                                                  ------------
Net cash provided by operating activities...                        49,869,181

CASH FLOWS FROM FINANCING ACTIVITIES:
    Dividends and distributions paid........     (22,304,958)
    Treasury shares repurchased.............     (27,788,582)
                                                ------------
Cash flows used in financing activities.....                       (50,093,540)
                                                                  ------------
Net decrease in cash........................                          (224,359)
Cash at beginning of year...................                           304,702
                                                                  ------------
Cash at end of year.........................                      $     80,343
                                                                  ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not
  included herein consist of:
  Reinvestment of dividends and
    distributions to stockholders................................ $ 21,444,764

                 See accompanying notes to financial statements.


                                     [ 15 ]

                          NOTES TO FINANCIAL STATEMENTS

      1. Significant Accounting Policies--Central Securities Corporation (the "Corporation") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

    Security Valuation--Securities are valued at the last or closing sale price or, if unavailable, at the closing bid price. Corporate discount notes and U.S. Treasury Bills are valued at amortized cost, which approximates market value. Securities for which no ready market exists, including The Plymouth Rock Company, Inc. Class A Common Stock, are valued at estimated fair value by the Board of Directors.

    Federal  Income  Taxes--It   is  the  Corporation's   policy  to   meet  the
      requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no Federal income taxes have been accrued.

    Use of Estimates--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

    Other--Security  transactions   are accounted  for as of the trade date, and
      cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date. Interest income is accrued daily.

    New  Accounting  Pronouncements--In  June 2006,  the  Financial   Accounting
      Standards Board issued Interpretation 48, "Accounting for Uncertainty in Income Taxes": an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact, if any, of the adoption of FIN 48, but the effect on the financial statements is expected to be immaterial.

      In September 2006, the FASB issued Statement 157 ("SFAS 157"), "Fair Value Measurements". This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 will be effective at the beginning of the Corporation's 2008 fiscal year. The Corporation is currently assessing the effect of this pronouncement on our financial statements.

      2. Common Stock and Dividend Distributions--The Corporation repurchased 1,108,649 shares of its Common Stock in 2006 at an average price of $25.07 per share representing an average discount from net asset value of 13.52%. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock and available for optional stock distributions, or may be retired.


                                     [ 16 ]

      The Corporation made two distributions to holders of Common Stock in 2006, a cash dividend of $.20 per share paid on June 23 and an optional distribution of $2.02 per share in cash, or one share of Common Stock for each 12 shares held, paid on December 27. In the optional distribution, 884,685 shares of Common Stock held as treasury shares by the Corporation were distributed.

      The tax character of dividends and distributions paid during the year was ordinary income of $11,563,375 and long-term capital gain of $32,186,347. As of December 31, 2006, for tax purposes, undistributed ordinary income was $238,385 and undistributed long-term realized capital gain was $696,848.

      3. Investment Transactions--The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 2006, excluding short-term investments, were $96,203,336 and $112,397,652, respectively.

      As of December 31, 2006, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $353,657,916 and $1,733,289, respectively.

      4. Operating Expenses--The aggregate remuneration paid during the year ended December 31, 2006 to officers and directors amounted to $1,667,327, of which $134,250 was paid as fees to directors who were not officers. Benefits to employees are provided through a profit sharing retirement plan. Contributions to the plan are made at the discretion of the Board of Directors, and each participant's benefits vest after three years of employment. The amount contributed for the year ended December 31, 2006 was $120,900.

      5. Affiliates--The Plymouth Rock Company, Inc. and Neoware Inc., Inc. are affiliates as defined in the Investment Company Act of 1940. The Corporation received dividends of $4,185,300 from affiliates during the year ended December 31, 2006. Unrealized appreciation related to affiliates increased by $21,629,894 for the year 2006 to $131,925,545.

      6. Restricted Securities--The Corporation from time to time invests in securities the resale of which is restricted. On December 31, 2006 such investments had an aggregate value of $134,293,795, which was equal to 21.8% of the Corporation's net assets. Investments in restricted securities at December 31, 2006, including acquisition dates and cost, were:

           Company                    Shares          Security           Date Acquired      Cost
-------------------------------       ------        -------------        -------------      ----
Aerogroup International, Inc.         28,751        Common Stock            6/14/05      $   17,200
The Plymouth Rock Company, Inc.       60,000        Class A Stock          12/15/82       1,500,000
The Plymouth Rock Company, Inc.       10,000        Class A Stock           6/9/84          699,986

      The Corporation does not have the right to demand registration of the restricted securities. Unrealized appreciation related to restricted securities increased by $25,149,264 for the year ended December, 31, 2006 to $132,076,963.

      7. Operating Lease Commitment--The Corporation has entered into an operating lease for office space which expires in 2014 and provides for future minimum rental payments in the aggregate amount of approximately $2.7 million. The lease agreement contains escalation clauses relating to operating costs and real property taxes. Future minimum rental commitments under the lease are $314,241 per year through 2008, $329,172 for 2009 and $341,806 annually thereafter.


                                     [ 17 ]

--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
  CENTRAL SECURITIES CORPORATION

      We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Central Securities Corporation (the "Corporation") as of December 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Securities Corporation as of December 31, 2006, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

                                                KPMG LLP

New York, NY
January 24, 2007

--------------------------------------------------------------------------------

                         Quarterly Portfolio Information

The Corporation files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Corporation's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                                     [ 18 ]

                         BOARD OF DIRECTORS AND OFFICERS

                                      Principal Occupations (last five years)
Independent Directors          Age    and Position with the Corporation (if any)
---------------------          ---    ------------------------------------------

SIMMS C. BROWNING              66     Retired since 2003; Vice President,
  Director since 2005                 Neuberger Berman, LLC
                                      (asset management) prior thereto

DONALD G. CALDER               69     President, G.L. Ohrstrom & Co. Inc.
  Director since 1982                 (private investment firm); Director of
                                      Brown-Forman Corporation, Carlisle
                                      Companies Incorporated and Roper
                                      Industries, Inc. (manufacturing companies)

JAY R. INGLIS                  72     Vice President and General Counsel,
  Director since 1973                 International Claims Management, Inc.
                                      since 2006; Executive Vice President,
                                      National Marine Underwriters (insurance
                                      managementcompany) prior thereto

DUDLEY D. JOHNSON              67     President, Young & Franklin Inc. (private
  Director since 1984                  manufacturing company)

C. CARTER WALKER, JR.          72     Chairman, Central Securities Corporation;
  Director since 1974                 Private investor

Interested Director
-------------------
WILMOT H. KIDD                 65     Investment and research--President,
  Director since 1972                 Central Securities Corporation

                                   ----------

CHARLES N. EDGERTON            62     Vice President and Treasurer,
                                      Central Securities Corporation

MARLENE A. KRUMHOLZ            43     Secretary, Central Securities Corporation

The address of each Director and Officer is c/o Central Securities Corporation, 630 Fifth Avenue, New York, New York 10111.

                                   ----------

                      Proxy Voting Policies and Procedures

      The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities and the Corporation's proxy voting record for the twelve-month period ended June 30, 2006 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507), (2) on the Corporation's website at www.centralsecurities.com and (3) on the Securities and Exchange Commission's website at www.sec.gov.


                                     [ 19 ]

                               BOARD OF DIRECTORS

                         C. Carter Walker, Jr., Chairman
                                Simms C. Browning
                                Donald G. Calder
                                  Jay R. Inglis
                                Dudley D. Johnson
                                 Wilmot H. Kidd

                                    OFFICERS

                            Wilmot H. Kidd, President
                Charles N. Edgerton, Vice President and Treasurer
                         Marlene A. Krumholz, Secretary

                                     OFFICE

                                630 Fifth Avenue
                               New York, NY 10111
                                  212-698-2020
                            866-593-2507 (toll-free)
                            www.centralsecurities.com

                                    CUSTODIAN

                                 UMB Bank, N.A.
                                 Kansas City, MO

                          TRANSFER AGENT AND REGISTRAR

                        Computershare Trust Company, N.A.
                    P.O. Box 43069, Providence, RI 02940-3069
                                  800-756-8200
                              www.computershare.com

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                    KPMG LLP
                                  New York, NY


                                     [ 20 ]

Item 2. Code of Ethics. The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. This code of ethics is filed as an attachment on this form.

Item 3. Audit Committee Financial Experts. The Board of Directors of the Corporation has determined that none of the members of its Audit Committee (the "Committee") meet the definition of "Audit Committee Financial Expert" as the term has been defined by the Securities and Exchange Commission ("SEC"). The Board of Directors considered the possibility of adding a member that would qualify as an Audit Committee Financial Expert, but has determined that the Committee has sufficient expertise to perform its duties. In addition, the Committee's charter authorizes the Committee to engage a financial expert should it determine that such assistance is required.

Item 4. Principal Accountant Fees and Services.

                                                    2006            2005
                                                    ----            ----
      Audit fees ...........................      $37,000(1)      $35,500(1)
      Audit-related fees ...................            0               0
      Tax fees .............................       15,400(2)       14,750(2)
      All other fees .......................            0               0
                                                  -------         -------
      Total fees ...........................      $52,400         $50,250
                                                  =======         =======

      (1) Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.

      (2) Includes fees for services performed with respect to tax compliance and tax planning.

Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation's ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting.

All of the audit and tax services provided by KPMG LLP in fiscal year 2006 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee.

Item 5. Audit Committee of Listed Registrants. The registrant has a separately-designated standing audit committee. Its members are: Simms C. Browning, Donald G. Calder, Jay R. Inglis, Dudley D. Johnson and C. Carter Walker, Jr.

Item 6. Schedule of Investments. Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.


Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

                         CENTRAL SECURITIES CORPORATION
                             PROXY VOTING GUIDELINES

Central Securities Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long-term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. Our Board of Directors has approved guidelines in evaluating how to vote a particular proxy ballot. We recognize that a company's management is entrusted with the day-to-day operations of the company, as well as longer term strategic planning, subject to the oversight of the company's board of directors. Our guidelines are based on the belief that a company's shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company's recommendations. When we believe management's recommendation is not in the best interests of our stockholders, we will vote against management's recommendation.

Due to the nature of our business and our size, it is unlikely that conflicts of interest will arise in our voting of proxies of public companies. We do not engage in investment banking nor do we have private advisory clients or any other businesses. In the unlikely event that we determine that a conflict does arise on a proxy voting issue, we will defer that proxy vote to our independent directors.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines.

We may, on occasion, vote otherwise when we believe it to be in the best interest of our stockholders:

Election of Directors - We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

      o We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.

      o We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.

      o We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.

      o We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.

      o We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

Compensation - We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company's stockholders.

We evaluate proposals related to compensation on a case-by case basis.

      o We generally support stock option plans that are incentive based and not excessive.

      o We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.

      o We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.

      o We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.

      o We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Corporate Structure and Shareholder Rights - We generally oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons.

      o We generally support proposals to remove super-majority voting requirements and oppose amendments to bylaws which would require a super-majority of shareholder votes to pass or repeal certain provisions.

      o We will evaluate proposals regarding shareholders rights plans ("poison pills") on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.

      o We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.

      o     We generally support share repurchase programs.

      o We generally support the general updating of or corrective amendments to corporate charters and by-laws.

      o We generally oppose the elimination of the rights of shareholders to call special meetings.

Approval of Independent Auditors - We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

      o We generally support management's proposals regarding the approval of independent auditors.

      o We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

Social and Corporate Responsibility Issues - We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

      o We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial impact.

      o We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Mr. Wilmot H. Kidd is the President and portfolio manager of the Corporation and has served in that capacity since 1973. He manages no other accounts and accordingly, the Registrant is not aware of any material conflicts with his management of the

Corporation's investments. Mr. Kidd's compensation consists primarily of a fixed base salary and a bonus. His compensation is reviewed and approved by the Board of Directors annually. His compensation may be adjusted from year to year based on the Board of Directors perception of overall performance and his management responsibilities. As of December 31, 2006, Mr. Kidd's investment in Central Securities common stock exceeded $1 million.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                                                                                         (d) Maximum Number (or
                               (a) Total                         (c) Total Number of       Approximate Dollar
                               Number of       (b) Average         Shares (or Units)      Value) of Shares (or
                                Shares          Price Paid       Purchased as Part of    Units) that May Yet Be
                              (or Units)        per Share         Publicly Announced       Purchased Under the
  Period                      Purchased         (or Unit)         Plans or Programs         Plans or Programs
----------------------------------------------------------------------------------------------------------------
Month #1 (July 1                 16,500           $25.10                  NA                       NA
through July 31)
----------------------------------------------------------------------------------------------------------------
Month #2 (August 1               7,900            $25.18                  NA                       NA
through August 31)
----------------------------------------------------------------------------------------------------------------
Month #3 (September 1           520,353           $25.42                  NA                       NA
through September 30)
----------------------------------------------------------------------------------------------------------------
Month #4 (October 1              17,096           $26.25                  NA                       NA
through October 31)
----------------------------------------------------------------------------------------------------------------
Month #5 (November 1               0                NA                    NA                       NA
through November 30)
----------------------------------------------------------------------------------------------------------------
Month #6 (December 1               0                NA                    NA                       NA
through December 31)
----------------------------------------------------------------------------------------------------------------
Total                           561,849           $25.43                  NA                       NA
----------------------------------------------------------------------------------------------------------------

All shares purchased except the following were made in open market transactions as authorized by the Board of Directors. In September 2006, 517,353 shares were purchased in a private transaction directly from a stockholder.

Item 10. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since such procedures were last described in the Corporation's proxy statement dated February 6, 2007.

Item 11. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the "Corporation") have concluded that the Corporation's Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the Corporation's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Corporation's internal control over financial reporting.

Item 12. Exhibits. (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act. Attached hereto.

(c) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation

By: /s/ Wilmot H. Kidd
    ------------------
Wilmot H. Kidd
President

February 6, 2007
----------------
Date

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.

By: /s/ Wilmot H. Kidd
    ------------------
Wilmot H. Kidd
President

February 6, 2007
----------------
Date

By: /s/ Charles N. Edgerton
    -----------------------
Charles N. Edgerton
Treasurer

February 6, 2007
----------------
Date